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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Merck & Co., Inc., of our report dated November 3, 1995 appearing on page 2 of the Report of the Astra Merck Inc. Employee Savings and Security Plan on Form 11-K for the nine months ended September 30, 1995.


                                 /S/  PRICE WATERHOUSE LLP
                                 -------------------------
                                 PRICE WATERHOUSE LLP




Philadelphia, PA
November 16, 1995





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